Exhibit 10.1

Execution Version

AMENDMENT TO
CLASS A CONVERTIBLE PREFERRED UNIT AND WARRANT
PURCHASE AGREEMENT

This AMENDMENT TO CLASS A CONVERTIBLE PREFERRED UNIT AND WARRANT PURCHASE AGREEMENT (this “Amendment”), dated as of June 23, 2016, is entered into by and among (i) NGL Energy Partners LP, a Delaware limited partnership (the “Partnership” or “Seller”), (ii) Highstar NGL Prism/IV-A Interco LLC, a Delaware limited liability company, and Highstar NGL Main Interco LLC, a Delaware limited liability company (together, the “Purchasers” and each, a “Purchaser”) and (iii) NGL CIV A, LLC, a Delaware limited liability company (“Assignee”).  The Partnership, the Purchasers and the Assignee are hereinafter referred to collectively as the “Parties” and each, individually, as a “Party.”

RECITALS

WHEREAS, the Partnership and the Purchasers are party to that certain Class A Convertible Preferred Unit and Warrant Purchase Agreement dated as of April 21, 2016 (the “Agreement”);

WHEREAS, pursuant to that certain Option Agreement (the “Option Agreement”), dated as of June 22, 2016, by and among the Partnership and the Purchasers, the Partnership granted to the Purchasers the option to purchase (the “Option”) at the Second Closing an additional 3,323,695 Class A Convertible Preferred Units and an additional 729,186 Warrant Exercise Units;

WHEREAS, on June 22, 2016, the Purchasers exercised the Option in full;

WHEREAS, pursuant to that certain Assignment Agreement (the “Assignment Agreement”), dated as of the date hereof, by and among the Purchasers and Assignee, the Purchasers assigned their rights and obligations under the Agreement to acquire 8,309,237 Class A Convertible Preferred Units and 1,822,963 Warrant Exercise Units at the Second Closing to Assignee, and Assignee became party to and bound by the provisions of the Agreement; and

WHEREAS, the Parties desire to amend the Schedules to the Agreement as provided in this Amendment to reflect the transactions contemplated by the Agreement, the Option Agreement and the Assignment Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Parties hereby agrees as follows:

1.                                      Definitions.  Terms used in this Amendment that are defined in the Agreement shall, when used herein, have the meanings ascribed to them in the Agreement unless otherwise defined in this Amendment.

2.                                      Amendment to Agreement.

a.                                      The table set forth on Schedule A to the Agreement shall be deleted and replaced in its entirety with the following:

Purchaser	Class A Convertible Preferred Units	Warrant Exercise Units	Purchase Price

Highstar NGL Prism/IV-A Interco LLC	4,901,760	1,075,397	$58,991,700.00

Highstar NGL Main Interco LLC	3,407,477	747,566	$41,008,300.00

b.                                      The table set forth on Schedule B to the Agreement shall be deleted and replaced in its entirety with the following:

Purchaser	Class A Convertible Preferred Units	Warrant Exercise Units	Purchase Price

Highstar NGL Prism/IV-A Interco LLC	1,960,704	430,159	$23,596,680.00

Highstar NGL Main Interco LLC	1,362,991	299,027	$16,403,320.00

NGL CIV A, LLC	8,309,237	1,822,963	$100,000,000.00

3.             Cancellation of Outstanding Warrants.  The Parties agree that the Warrants bearing warrant certificate numbers 001 and 002 that were executed and delivered by the Partnership to the applicable Purchaser on the Initial Closing Date (such Warrants, the “Outstanding Warrants”) shall, effective as of the Second Closing Date, be deemed to have been surrendered to the Partnership for cancellation and cancelled by the Partnership, such that the Outstanding Warrants shall, effective as of the Second Closing Date, terminate and be of no further force and effect. In consideration for each Purchaser’s surrender and cancellation of its Outstanding Warrant, at the Second Closing, the Partnership shall issue to each Purchaser a new Warrant exercisable for the number of Warrant Exercise Units set forth across from such Purchaser’s name on Schedule A to the Agreement, as amended by this Amendment.  The cancellation of the Outstanding Warrants and the issuance of the new Warrants shall be reflected in the Partnership’s books for the registration of the Warrants and any transfers thereof kept and maintained at the Partnership’s principal executive offices.

4.             Miscellaneous.  This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.  Except as specifically provided in this Amendment, the Agreement shall remain in full force and effect pursuant to the terms and conditions thereof. The Parties hereby ratify and confirm the Agreement as hereby amended.

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have each caused this Amendment to be duly executed as of the date first set forth above.

SELLER:

NGL ENERGY PARTNERS LP

By: NGL Energy Holdings LLC,
its general partner

By:	/s/ H. Michael Krimbill
Name:	H. Michael Krimbill
Title:	Chief Executive Officer

PURCHASERS:

HIGHSTAR NGL PRISM/IV-A INTERCO LLC

By: Highstar Capital GP IV, L.P.,
its managing member

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Christopher Beall
Name:	Christopher Beall
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

Amendment to Class A Convertible Preferred Unit and Warrant Purchase Agreement

HIGHSTAR NGL MAIN INTERCO LLC

By: Highstar Capital GP IV, L.P.,
its manager

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Christopher Beall
Name:	Christopher Beall
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

ASSIGNEE:

NGL CIV A, LLC

By: Highstar Capital NGL Co-Invest Manager LLC,
its managing member

By: Highstar Capital GP IV, L.P.,
its managing member

By: Highstar Capital GP IV, LLC,
its general partner

By:	/s/ Christopher Beall
Name:	Christopher Beall
Title:	Authorized Signatory

By:	/s/ Jared Parker
Name:	Jared Parker
Title:	Authorized Signatory

Amendment to Class A Convertible Preferred Unit and Warrant Purchase Agreement